SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2002


                               GENERAL MILLS, INC.

               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-1185                     41-0274440
------------------------            ------------             -------------------
(State of Incorporation)            (Commission                 (IRS Employer
                                    File Number)             Identification No.)


Number One General Mills Boulevard
      Minneapolis, Minnesota                                        55426
      (Mail:  P.O. Box 1113)                                    (Mail:  55440)
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600


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ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference are copies of press releases of General Mills, Inc. dated December 16, 2002 and December 18, 2002 relating to the election of Hilda Ochoa-Brillembourg, CFA to the General Mills' Board of Directors and the announcement of second quarter earnings, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  99.1 Press release of General Mills, Inc. dated December 16, 2002.

                  99.2 Press release of General Mills, Inc. dated December 18, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 20, 2002

                                               GENERAL MILLS, INC.


                                               By: /s/ Siri S. Marshall
                                                   -----------------------------
                                                   Name: Siri S. Marshall
                                                   Title: Senior Vice President,
                                                          General Counsel


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                                  EXHIBIT INDEX

     Exhibit
     Number                        Description
     -------                       -----------

        99.1     Press release of General Mills, Inc. dated December 16, 2002.

        99.2     Press release of General Mills, Inc. dated December 18, 2002.